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                                                                   Exhibit 10.7


                            STANDARD INDUSTRIAL LEASE

                                 BY AND BETWEEN

                              MCCANDLESS PROPERTIES

                                   AS LANDLORD

                                       AND

                       MONOLITHIC SYSTEM TECHNOLOGY, INC.

                                    AS TENANT

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                                      LEASE

         THIS LEASE is made this 24th day of September, 1996, by and between McCandless Properties, a California limited partnership, ("Landlord") and Monolithic System Technology, Inc., a California corporation ("Tenant").

                                   WITNESSETH:

         Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit A (the "Premises") commonly known as 1020 Stewart Drive, Sunnyvale, California, which Landlord and Tenant hereby agree consists of approximately eight thousand (8,000) square feet in 10121020 Stewart Drive, Sunnyvale, California (the "Project"). As used herein the term Project shall mean and include all of the land described in Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

         Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

1.       USE

         Subject to the restrictions contained in paragraph 6 hereof, Tenant shall use the Premises for sales, marketing, research and development, testing, storage, light assembly and distribution of electronic products and general office and administrative uses and shall not use or permit the Premises to be used for any other purpose.

2.       TERM

         (a) The term shall be for five (5) years (unless sooner terminated as hereinafter provided) and, subject to paragraphs 2(b) and 3, shall commence on November 15, 1996 and end on November 14, 2001. In the event the existing tenant vacates the Premises and Landlord obtains legal possession of the Premises before the October 31, 1996 expiration of the existing tenant's term in the Premises and such existing tenant enters into a written early termination agreement with Landlord, Tenant may, at its option, occupy the Premises early, in which case the term shall commence upon the sooner of November 15, 1996 or the date of such occupancy by Tenant.

3.       POSSESSION

         (a) If Landlord for any reason cannot deliver possession of the Premises to Tenant by the date of commencement set forth in paragraph 2, this lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and Tenant shall not be liable

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for rent until Landlord delivers possession of the Premises. If the term commences on a date other than the date specified in paragraph 2 above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement and the revised expiration date. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2. Tenant acknowledges that the Premises are currently subject to a lease between Landlord and Helios, Inc./Phase Metrics, which does not expire until October 31, 1996, and that this lease shall not commence until Landlord has obtained legal possession of the Premises, which may include a written termination agreement between Landlord and Helios/Phase Metrics regarding same.

         Notwithstanding the above, if Landlord is unable to deliver possession of the Premises by December 31, 1996 (plus such number of days of delay caused by Tenant or other causes beyond Landlord's reasonable control except the holdover of the existing tenant in the Premises which shall be deemed within Landlord's control), then Tenant may, at its option (exercisable only within
(10) ten days of following such date) and as its sole remedy terminate this lease, provided if Tenant fails to timely exercise such right Tenant's right to terminate shall lapse. If Tenant elects to terminate this lease as provided in this paragraph, all amounts deposited with Landlord by Tenant shall be returned to Tenant and Landlord shall not be liable to Tenant for any loss, damage or expense resulting from Landlord's failure to deliver possession.

         (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord shall not delay the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees and legal and other professional fees. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

4.       MONTHLY RENT

         (a) BASIC RENT. Tenant shall pay to Landlord as basic rent for the Premises, in advance and subject to adjustment as provided in paragraph 5, the sum of Ten Thousand Four Hundred and 00/100 Dollars ($10,400.00) on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Basic rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly basic rent per day.

         Notwithstanding the above, Tenant shall not be required to pay to Landlord basic rent during the first (15) fifteen days of the term.

         (b) COMMON AREA CHARGES. In addition to the above basic rent, and as additional rent, Tenant shall pay to Landlord, subject to adjustments and reconciliation as provided in paragraph 16 of this lease, the sum of One Thousand One Hundred Thirty-Three and 00/100 Dollars ($1,133.00) on or before the first day of the first full calendar month of the term and on the first day of each and every succeeding calendar month, said sum representing Tenant's estimated payment of its percentage share of common area charges as provided for in paragraph 16 of this lease. Payment of


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common area charges for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly payment of common area charges per day.

         (c) MANNER AND PLACE OF PAYMENT. All payments of basic rent and common area charges shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, at the office of Landlord at 360 S. San Antonio Road, Suite 14, Los Altos, California 94022 or to such other person or place as Landlord may from time to time designate in writing.

         (d) FIRST MONTH'S RENT. Concurrently with Tenant's execution of this lease, Tenant shall deposit with Landlord, the sum of Eleven Thousand Five Hundred and Thirty-Three and 00/100 Dollars ($11,533.00), to be applied against the basic rent and common area charges for the first lease month of the term.

         (e) SECURITY DEPOSIT. Concurrently with Tenant's execution of this lease, Tenant shall deposit with Landlord the sum of Sixty Six Thousand and 00/100 Dollars ($66,000.00), which sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to, the provisions relating to the payment of basic rent and common area charges, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of default. If any portion of said deposit is so used, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default at the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

         Notwithstanding the above and provided that Tenant is not in default under any of the terms and conditions of this lease, Landlord shall credit such security deposit against monthly basic rent due for the third (3rd), fifteenth
(15th), twenty-seventh (27th), thirty-ninth (39th) and fifty-first (51rst) lease months of the term in the amounts of $10,400.00, $10,400.00, $10,800.00,
$11,200.00 and $11,600.00 respectively. Once Landlord has granted all such security deposit credits as described above, the remaining security deposit held by Landlord shall amount to Eleven Thousand Six Hundred and 00/100 Dollars ($11,600.00).

5.       ADJUSTMENT OF BASIC RENT

         The basic rent provided for in paragraph 4(a) shall be adjusted periodically and the monthly basic rent for each period shall be as set forth below:

         Lease Months 1-12          $10,400.00 per month

         Lease Months 13-24         $10,400.00 per month


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         Lease Months 25-36         $10,800.00 per month

         Lease Months 37-48         $11,200.00 per month

         Lease Months 49-60         $11,600.00 per month

6.       RESTRICTION ON USE

         Tenant shall not do or permit to be done in or about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of, or otherwise affect, fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants, business invitees or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for the preparation, or mixing of anything that might emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project and Tenant shall not overload the floor capacity of the Premises or the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord shall be the sole judge, of whether such odor, noise, light or vibration is such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or the Project except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.

7.       COMPLIANCE WITH LAWS

         Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements now or hereafter in effect, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use or other effect on


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Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

         Notwithstanding the above, Landlord shall, at Landlord's sole cost and expense, make any additions or changes to the Premises required to bring the Premises into compliance with laws, statutes, ordinances and governmental rules, regulations or requirements (except for the Americans with Disabilities Act referenced below), as in effect at the execution date of this lease.

         Landlord and Tenant hereby acknowledge that the Americans with Disabilities Act may affect Tenant's use and occupancy of the Premises and require Tenant to modify or alter the design, layout or other physical elements of the interior of the Premises or provide auxiliary aids and services in connection with its business operations. Tenant shall comply in all respects with the requirements of the Americans with Disabilities Act as it affects Tenant's use and occupancy of the Premises throughout the term of the lease, as may be extended, and Tenant acknowledges and agrees that, notwithstanding any modifications to the Common Area which may be made by Landlord in order to conform such areas with the requirements of the Americans with Disabilities Act, Landlord makes no representations or warranties regarding the compliance of the Premises or the Project with the Americans with Disabilities Act, nor shall Landlord have any obligations or liabilities to Tenant to construct any modifications or alterations to the interior of the Premises in order to comply with the Americans with Disabilities Act.

8.       ALTERATIONS

         Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord (which consent shall not be unreasonably withheld), (ii) a valid building permit issued by the appropriate governmental authority and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the Project in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of the lease.

         If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose, and the same shall be made at such time and in such manner as Landlord may from time to time designate. Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly both remove any such alteration made by Tenant and designated by Landlord to be removed and repair any damage to the Premises caused by such removal. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other


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termination of the term shall become the property of the Landlord unless promptly removed by Tenant.

         If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project in which the Premises is located is required by law, regulation, ordinance or order of any public or quasipublic authority, and it is impractical in Landlord's judgment for the affected tenants to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

9.       REPAIR AND MAINTENANCE

         By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair (excepting only "punchlist items"). Except as expressly provided below, Tenant shall at its sole cost keep and maintain the entire Premises and every part thereof including, without limitation, the windows, window frames, plate glass, glazing, elevators within the Premises, truck doors, doors and all door hardware, the interior walls and partitions, lighting and the electrical, mechanical, and plumbing systems. Tenant shall also repair and maintain the heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems as provided below) which shall include, without limitation, a periodic maintenance agreement with a reputable and licensed heating and air conditioning service company. If Tenant's use of the heating and air conditioning systems is limited to normal business hours (8:00 a.m. to 6:00 p.m.), such agreement shall provide for service at least as often as every 60 days; if Tenant's use of the heating or air conditioning systems extends beyond such normal business hours this service shall be as often as may be reasonably required by landlord and in any event such service shall meet all warranty enforcement requirements of such equipment and comply with all manufacturer recommended maintenance. In the event that Tenant does not maintain the heating and air conditioning systems as provided for herein, Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems of the premises and in such event, Tenant shall pay to Landlord upon demand the full cost of such maintenance.

         Subject to the provisions of paragraph 17, Landlord shall keep and maintain the roof, structural elements, and exterior walls of the buildings constituting the Project and Common Area in good order and repair. Tenant waives all rights under and benefits of California Civil Code Sections 1932(l), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect. The cost of the repairs and maintenance which are the obligation of Landlord hereunder, including without limitation, maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16; provided, however, that if any repairs or maintenance is required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full cost of such repairs or maintenance.

         Notwithstanding anything to the contrary herein, Landlord shall deliver the Premises with the roof, parking lot, ceiling tiles, air conditioning and heating systems, electrical, lighting and plumbing systems and interior lighting in good working order and repair as of the commencement of


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the term. During the first ninety (90) days of the term, Landlord shall, at
Landlord's expense, make all necessary repairs or replacements to the heating, ventilating and air-conditioning system necessary to maintain such system in good working order and repair.

10.      LIENS

         Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any such lien be filed against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall leave, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and, keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and material men's liens and like liens. Tenant shall give Landlord at least fifteen
(15) days prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

11.      INSURANCE

         Tenant, at its sole cost and expense, shall keep in force during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insured with respect to, the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be canceled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall name Landlord and McCandless Simons Company, Inc., and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord as additional insured for all liability using ISO Bureau Form CG20111185 (or a successor form); shall contain a severability of


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interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be reasonably satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 18 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 18. If Landlord or any of the additional insured named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insured named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.

         Tenant shall, prior to the commencement of the term, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgment, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time require.

         Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. Landlord may, but shall not be obligated to, also obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be common area charges and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16; provided, however, that the cost of any earthquake deductible shall be treated as a capital expenditure as described in paragraph 56. If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

         Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.


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         If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

12.      UTILITIES AND SERVICE

         Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises. In the event that any service is not separately metered or billed to the Premises, the cost of such utility service or other service shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. In addition, the cost of all utilities and services furnished by Landlord to the Common Area shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

         If Tenant's use of any such utility or service is materially in excess of the average furnished to the other tenants of the Project, and such utility or service is not separately metered, then Tenant shall pay to Landlord upon demand, as additional rent, the full cost of such excess use, or Landlord may cause such utility or service to be separately metered, in which case Tenant shall pay the full cost of such utility or service and reimburse Landlord upon demand for the cost of installing the separate meter.

         Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, the failure of any person or entity to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this lease because of any such failure, and no eviction of Tenant shall result from such failure.

13.      TAXES AND OTHER CHARGES

         All real estate taxes and assessments and other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/or against the Premises, building, Common Area or Project, or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-public authority, together with any increases therein for any reason, shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without


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limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed in or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby (including, but not limited to, costs of attorneys and experts) shall also be common area charges and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16.
In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants on the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

         Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amount attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

14.      ENTRY BY LANDLORD

         Landlord reserves, and shall at all reasonable times have, the right to enter the Premises to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put `for sale' or `for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and
(vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights presented in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the premises or any portion thereof.

         Notwithstanding the foregoing, and except in the case of emergency, Landlord shall give Tenant at least twenty-four (24) hours prior notice of its intent to enter the Premises, and such entry shall be subject to the reasonable security requirements of Tenant. In the course of such entry, Landlord shall not unreasonably interfere with Tenant's use of the Premises unless reasonably required in order for Landlord to fulfill its obligations under the lease.

15.      COMMON AREA; PARKING

         Subject to the terms and conditions of this lease and such rules and regulations as Landlord may from time to time prescribe and so long as such rules and regulations do not conflict with the terms and conditions of this lease, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees and invitees and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas and facilities within the Project provided and designated by Landlord for the general use and convenience of the occupants of the Project which areas and facilities shall include, but not be limited to, sidewalks, parking, refuse, landscape and plaza areas, roofs and building exteriors, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this lease.

         Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known. Landlord further reserves the right to promulgate such rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

         Tenant shall have the non-exclusive use of thirty-two (32) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or other vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area. Tenant shall not permit, allow or place any type of circulars or advertisements on vehicles parking in the Common Area. Tenant shall not use any Common Area, including the space directly adjacent to the Premises for sales or displays.

         Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management of the Common Area, including but not limited to landscaping, repair of paving, parking lots and sidewalks, repaving, resurfacing, repairs, replacements, painting, lighting, cleaning, trash removal, roof replacement and repair, fire protection and similar items; non-refundable contributions toward one or more reserves for replacements other than equipment; rental on equipment; security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel directly engaged in such maintenance and operations management, shall be a common area charge and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

16.      COMMON AREA CHARGES

         Tenant shall pay to Landlord, as additional rent, an amount equal to forty-one and three one hundredths percent (41.03%) of the total common area charges as defined below. Tenant's percentage share of common area charges shall be paid as follows:

         Tenant's estimated monthly payment of common area charges payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. Prior to the commencement of each succeeding calendar year of the term (or as soon as practicable thereafter), Landlord shall deliver to Tenant a written estimate of Tenant's monthly payment of common area charges. Tenant shall pay, as additional rent, on the first day of each month during the term in accordance with paragraph 4(b) of the lease, its monthly share of common area charges as estimated by Landlord. Within one hundred twenty
(120) days of the end of each calendar year and of the termination of this lease (or as soon as practicable thereafter), Landlord shall deliver to Tenant a statement of actual common area charges incurred for the preceding year. If such statement shows that Tenant has paid less than its actual percentage then Tenant shall on demand pay to Landlord the amount of such deficiency. If Tenant fails to pay such deficiency due within ten (10) days after demand, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. If such statement shows that Tenant has paid more than its actual percentage share then Landlord shall, at its option, promptly refund such excess to Tenant or credit the amount thereof to the rent next becoming due from Tenant. Landlord reserves the right to revise any estimate of common area charges if actual or projected common area charges show an increase or decrease in excess of 10% from any earlier estimate for the same period. In such event, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Landlord's and Tenant's obligation with respect to adjustments at the end of the term or earlier expiration of this lease shall survive such termination or expiration.

         "Common area charges," as used in this lease, shall include, but not be limited to, (i) all items identified in paragraphs 8, 9, 11, 12, 13 and 15 as being common area charges; (ii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply with governmental rules and regulations promulgated after completion of the building (Tenant's share of any such capital improvement shall equal Tenant's proportionate share of the fraction of the cost of such capital improvement equal to the remaining term of the lease over the useful life of such capital improvement); (iii) salaries and employee benefits (including union benefits) of personnel engaged in the operation and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto; (iv) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project: (v) licenses, permits and inspection fees; (vi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project; (vii) all other operating costs incurred by Landlord in maintaining and operating the Project; and (viii) an amount equal to five percent (5%) of the actual expenditures for the aggregate of all other common area charges as compensation for Landlord's accounting and processing services.

         Notwithstanding the foregoing, common area charges shall not include any management fees other than the fee (equal to five percent (5%) of the cost of all other common area charges) as compensation for Landlord's accounting and processing services which is specifically referenced herein. In addition, common area charges shall not include (i) the cost of maintenance and repair of structural elements of the Premises excluding the roof and exterior walls or
(ii) the cost of bringing the Premises into compliance with laws, statutes, ordinances and governmental rules, regulations or requirements (except for the Americans with Disabilities Act ), as in effect at the execution date of this lease as described in paragraph 7 of this lease. Capital improvements with an estimated useful life in excess of one (1) year shall be amortized as provided in paragraph 56 of this lease.

17.      DAMAGE BY FIRE; CASUALTY

         In the event the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

         In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damages of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damages; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be canceled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

         If the Premises are totally destroyed (or the entire Premises is rendered untenantable due to a partial destruction) during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, this lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within twelve (12) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then the insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, either Landlord or Tenant may at either parties' option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to the other of its' election to do so within thirty (30) days after the occurrence of such damage.

         If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration. The parties waive the provisions of California Civil Code sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 17 shall govern in the event of such destruction.

18.      INDEMNIFICATION

         Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except (i) the failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after notice of such failure or (ii) the willful misconduct or negligent acts or omissions of Landlord or its agents, employees or contractors. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

         Except as to injury to persons or damage to property the principal cause of which is the failure by Landlord to observe any of the terms and conditions of this lease, Tenant shall hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including reasonable attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employees in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or (v) from any other act, neglect, fault or omission of Tenant or its agents or employees. The provisions of this paragraph 18 shall survive the expiration or earlier termination of this lease.

19.      ASSIGNMENT AND SUBLETTING

         Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this lease or in the premises, or sublease all or any part of the Premises, or allow any other person, concessionaire or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent (which consent shall not be unreasonably withheld) and otherwise complying with the requirements of this paragraph 19. Any assignment, encumbrance or sublease without Landlord's consent, shall constitute a default.

         If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of such notice), the portions of the Premises proposed to be sublet or assigned, and the identity of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as requested by Landlord. Any proposed assignee or sublessee must agree to assume and agree to perform all the covenants and conditions of Tenant under this lease. Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord;
(ii) no sublease shall be valid and no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet;
(iv) fifty percent (50%) of any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignees or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; and (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's actual and reasonable attorneys' fees and other costs incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this lease or sublease all or any part of the Premises (and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this lease.

         If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this lease subject to all the conditions of this paragraph 19. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this lease subject to all the conditions of this paragraph 19. The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This paragraph shall not apply if Tenant is a corporation the stock of which is traded through an exchange.

         The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

         No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

         Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or a part of the Premises as permitted by this lease, and Landlord, as assignee and as attorney-in fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act or default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 19.

         Notwithstanding the above requirement that Tenant obtain the consent of Landlord prior to any assignment or sublet, Tenant may, without obtaining the prior consent of Landlord, assign or sublease the whole or any part of the Premises to any corporation or other entity which is wholly owned by Tenant or of which Tenant is a wholly owned subsidiary, or which is wholly owned by either of the foregoing or which merges with Tenant provided that (i) Tenant shall give written notice thereof to Landlord in the manner required for other assignments or subleases by this paragraph 19; (ii) Tenant shall continue to be fully obligated under this lease; (iii) any such assignee or sublessee shall expressly assume and agree to perform all of the terms and conditions of this lease to be performed by Tenant; and (iv) any such assignment of sublet shall be subject to all other terms and conditions of this paragraph 19 pertaining to assignments and/or sublets (excepting only the requirement concerning prior written consent of Landlord).

20.      DEFAULT

         The occurrence of any of the following shall constitute a default by
Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within three (3) days of when due; (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen (14) consecutive days shall be deemed an abandonment) unless Tenant gives prior written notice to Landlord of its intention not to so occupy the Premises, reaffirms its obligations under this lease including its obligation to pay all sums due hereunder, provides adequate security for the Premises and otherwise continues to perform each and every obligation to be performed by Tenant under this lease and Tenant's failure to occupy in no event exceeds six (6) months; or (iii) failure of Tenant to perform any other term, covenant or condition of this lease if the failure to perform is not cured within thirty (30) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure such failure to perform within the thirty (30) day period and diligently and in good faith continues to cure the failure to perform). The notice referred to in clause
(iii) above shall specify the failure to perform and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time. No notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

         In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; (ii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant upon Landlord's request, a current annual balance sheet for Landlord's review.

         In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination of this lease, to relet the premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

         Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and common area charges, from Tenant to Landlord; (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of basic rent or common area charges due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid to Tenant. Should the basic rent and common area charges received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

         Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum. The "worth at the time of award of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

21.      LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

         Landlord, at any time after Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

22.      EMINENT DOMAIN

         If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure
(which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

         If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first. In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of the number of square feet in the Premises are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty (60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

         If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease is provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

23.      NOTICE AND COVENANT TO SURRENDER

         On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term (normal wear and tear excepted), with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, the air conditioning and heating system serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain such system pursuant to paragraph 8) and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8, from the Premises, and all such property not removed shall be deemed abandoned.

         If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss, liability and expense (including but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph shall survive termination of this lease.

24.      TENANT'S QUITCLAIM

         At the expiration or earlier termination of this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall Survive said expiration or termination.

25.      HOLDING OVER

         Any holding over after the expiration or termination of this lease with the written consent of Landlord shall be construed to be a tenancy from month to month at the monthly rent as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right of reentry or other rights hereunder or provided by law.

         If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental in effect during the last month prior to the date of such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss, liability and expense (including, but not limited to, attorneys fees) resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right to re-entry or any other right. Tenant shall be only a Tenant at sufferance whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

26.      SUBORDINATION

         In the event Landlord's title or leasehold interest is now or hereafter encumbered in order to secure a loan to Landlord, Tenant shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In addition, if in connection with any such loan the lender shall request reasonable modifications of this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         In the event that any lender requires that this lease be subordinated to any encumbrance recorded after the date of the lease affecting the Premises, this lease shall be subordinate to that encumbrance and Tenant agrees to execute in writing an agreement effecting such subordination, provided Landlord exercises its good faith efforts to first obtain from such lender a non-disturbance agreement that provides in substance that as long as Tenant performs its obligation under this lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this lease.

27.      CERTIFICATE OF ESTOPPEL

         Each party shall, within five (5) calendar days after request therefore execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the Certificate. Any such Certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant.

28.      SALE BY LANDLORD

         In the event the original Landlord hereunder, or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

29.      ATTORNMENT TO LENDER OR THIRD PARTY

         In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

30.      DEFAULT BY LANDLORD

         Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

         If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

31.      CONSTRUCTION CHANGES

         It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed therein and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

32.      MEASUREMENT OF PREMISES

         Tenant understands and agrees that any reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of exterior walls, and one-half of the partitions separating the Premises from the rest of the Project, Tenant's proportionate share of the Common Area and, if applicable, covered areas immediately outside the entry doors or loading docks. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in basic rent or common area charges or other amounts payable hereunder by reason of Inaccuracies in such measurement.

33.      ATTORNEY FEES

         If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, reasonable attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease, or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation reasonably incurred, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

34.      SURRENDER

         The voluntary or other surrender of this lease or the Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

35.      WAIVER

         No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

36.      EASEMENTS; AIRSPACE RIGHTS

         Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

         This lease confers no rights either with regard to the subsurface of or airspace above the land on which the Project is located or with regard to airspace above the building of which the Premises are a part. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

37.      RULES AND REGULATIONS

         Landlord shall have the right from time to time to promulgate rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

38.      NOTICES

         All notices, demands, requests, consents and other communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. Prior to the commencement date, all such communications from Landlord to Tenant shall be served or addressed to Tenant at 420 Cowper Street, Palo Alto, California 94301; on or after the commencement date all such communications from Landlord to Tenant shall be addressed to Tenant at the aforementioned address or the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at P.O. Box 872, Los Altos, California 94023-0872; after October 18, 1996 all such communications by Tenant to Landlord shall be sent to Landlord at 360 S. San Antonio Road, Suite 14, Los Altos, California 94022. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

39.      NAME

         Tenant shall not use the name of the Project for any purpose, other than as the address of the business conducted by Tenant in the Premises, without the prior written consent of Landlord.

40.      GOVERNING LAW; SEVERABILITY

         This lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

41.      DEFINITIONS

         As used in this lease, the following words shall have the following and phrases meanings:

         AUTHORIZED REPRESENTATIVE: any of officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

         ENCUMBRANCE: any deed of trust, mortgage or other written security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

         LEASE MONTH: the period of time determined by reference to the day of the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

         LENDER: the beneficiary, mortgagee or other holder of an encumbrance, as defined above.

         LIEN: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

         MAINTENANCE: repairs, replacement, repainting and cleaning.

         MONTHLY RENT: the sum of the monthly payments of basic rent and common area charges.

         PERSON: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

         PROVISION: any term, agreement, covenant, condition, clause, qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

         RENT: basic rent, common area charges, additional rent, and all other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

         Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

42.      TIME

         Time is of the essence of this lease and of each and all of its provisions.

43.      EXAMINATION OF LEASE

         Submission of this lease for examination or signature by Tenant does not constitute a reservation or option for a lease, and this lease is not effective until its execution and delivery by both Landlord and Tenant.

44.      INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE

         Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent or common area charges or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 20 shall not affect the imposition of such interest and/or late charge.

45.      ENTIRE AGREEMENT

         This lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

46.      CORPORATE AUTHORITY

         If Tenant is a corporation, each individual executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

47.      RECORDING

         Neither Landlord nor Tenant shall record this lease nor any short form memorandum heretofore without the consent of the other.

48.      REAL ESTATE BROKERS

         Each party represents that it his not had dealings with any real estate broker finder or other person with respect to this lease in any manner, except Cornish & Carey Commercial-Oncor International and BT Commercial Real Estate. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt.

49.      EXHIBITS AND ATTACHMENTS

         All exhibits and attachments to this lease are a part hereof.

50.      ENVIRONMENTAL MATTERS

         A.       TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS.

                  (1) HAZARDOUS MATERIALS HANDLING. Except for use incidental to customary office cleaning and office maintenance, Tenant, its agents, invitees, employees, contractors, sublessee, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project. As used herein "Hazardous Materials" shall mean any petroleum or petroleum byproducts, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", "hazardous materials", "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

                  (2) NOTICES. Tenant shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

         B. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project or discharge in or from the Premises, Project or buildings within the Project of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or (ii) Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 50, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

         C. SURVIVAL. The provisions of this paragraph 50 shall survive the expiration or earlier termination of the term of this lease.

         Notwithstanding provisions in this lease to the contrary, Tenant shall have no obligation to clean up or to reimburse, release, indemnify, or defend Landlord with respect to removal or liability respecting hazardous materials or wastes unless the hazardous materials in question were stored, disposed, transported, used, analyzed, released, threaten to be released or otherwise caused to be present in or about the Premises or Project by Tenant or its agents, employees, invitees, assignees, contractors or subcontractors or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawfull).

51.      SIGNAGE

         Tenant shall not, without obtaining the prior written consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 51, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C.&R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the


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

cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph
51. The provisions of this paragraph 51 shall survive the expiration or earlier termination of this lease.

         Notwithstanding the above, Landlord hereby consents to the installation of a sign bearing Tenant's name and corporate logo so long as the location and size of the sign is the same as that of the presently existing sign. Installation of such sign is however subject to Landlord's approval of the signs specific location, size, design and color which approval shall not be unreasonably withheld.

52.      SUBMISSION OF LEASE

         The submission of this lease to Tenant is not an offer to lease the Premises, or an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord and Landlord has duly executed and delivered one of those duplicate original leases to Tenant.

53.      ADDITIONAL RENT

         All costs, charges, fees, penalties, interest and any other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments to this lease.

54.      PREMISES TAKEN "AS IS"

         Tenant is leasing the Premises from Landlord "as is" in its existing condition as of the date hereof. Landlord shall have no obligation to alter or improve the Premises except only to thoroughly clean the Premises and shampoo the carpet as reasonably necessary and except for Landlord's obligation to make all necessary repairs or replacements, at Landlord's expense, to the heating and air conditioning systems necessary to maintain such systems in good working order and repair during the first ninety (90) days of the lease pursuant to paragraph 9 of this lease.

55.      OPTION TO EXTEND TERM

         Landlord grants to Tenant the option to extend the term for one period of three (3) years (the "extended term") under all the provisions of this lease except for the amount of the basic rent. The basic rent for the extended term shall be adjusted to the market rate and the basic rent as so adjusted shall be adjusted annually as provided below, provided that in no event shall the basic rent for the extended term be less than the basic rent in effect at the expiration of the initial term. This option is further subject to the following terms and conditions:

                  (a) Tenant must deliver its irrevocable written notice of Tenant's exercise of this option to Landlord not less than six (6) lease months, nor more than twelve (12) lease months, prior to the expiration of the initial term.


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

                  (b) The parties shall have thirty (30) days from the date Landlord receives Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this lease setting forth the expiration date of the extended term and the amount of the basic rent to be paid by Tenant during the extended term, including the annual adjustment period. If Landlord or Tenant are unable to agree on the amount of the market rate within such time period, then, at the request of either party, the market rate shall be determined by appraisal in the following manner: (1) within thirty
(30) days of the request for such appraisal, Landlord and Tenant shall each select a licensed real estate broker with not less than five (5) years experience in the business of commercial leasing of property of the same type and use, and in the same geographic area, as the Premises; (ii) within fifteen days of their appointment, such two real estate brokers shall select a third real estate broker similarly qualified; (iii) within thirty (30) days from the appointment of the third broker, the three brokers so selected shall, acting as a board of arbitrators, then appraise the Premises and determine the amount of the market rate, basing their determination on using standard procedures and tests normally employed in making such appraisals and applying the factors included within the definition of market rate set forth in subparagraph (c) below. The decision of the majority of said brokers shall be final and binding upon the parties hereto. If a majority of the brokers are unable to agree on the market rate within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the market rate. If, however, the low appraisal and/or the high appraisal are/is more than 15% lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal, as the case may be, shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two and the resulting quotient shall be the market rate. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the market rate. If a party does not appoint a broker within the required time period, the broker appointed by the other party shall be the sole broker and shall determine the market rate. If the two brokers appointed by the parties are unable to agree on the third broker, either of the parties to the lease, by giving ten (10) days' notice to the other party, can apply to the then county real estate board of the county in which the Premises are located, or to the presiding judge of the superior court of that county, for the selection of a third broker who meets the qualifications stated in this paragraph. Each party shall pay the expenses and charges of the broker appointed by it and the parties shall pay the expenses and charges of the third broker in equal shares. When the market rate has been so determined, Landlord and Tenant shall immediately execute an amendment to this lease stating the revised basic rent and adjustment provision for the extended term.

                  (c) As used herein, the "market rate" shall be the monthly rent (triple net) then obtained for leases of comparable terms for premises in the Project and/or projects within the City of Sunnyvale of similar type, identity, quality and location as the Project.

                  (d) Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend this term beyond the extended term. If Tenant is in default under this lease at the date of delivery of Tenant's notice of exercise to Landlord, then Such notice shall be of no effect and this lease shall expire at the end of the initial term; if Tenant is in default under this lease at the last day of the initial term, then Landlord may in its sole discretion elect to have Tenant's exercise of this option be of no effect, in which case this lease shall expire at the end of the initial term.


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

56.      CAPITAL EXPENDITURES

         Notwithstanding anything to the contrary in paragraphs 7 and 8, (i) as to any required capital improvement to the Premises having a useful life of more than one year and which is not required by reason of Tenant's specific use of or activities on the Premises, Landlord shall make such capital improvement and Tenant shall pay to Landlord, as additional rent and in equal monthly installments over the remaining term of this lease, the fraction of the cost of such capital improvements equal to the remaining term of this lease over the useful life of such capital improvement; (ii) as to any required capital improvement to the common area having a useful life of more than one year and which is not required by Tenant's specific use of or activities on the Premises, the cost thereof shall be included within common area charges ratably over the useful life of such capital improvement. Any determination of useful life, as such term is used in this paragraph 56, shall be reasonably made by Landlord.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease on the date first above written.

LANDLORD:                                          TENANT:

McCandless Properties, a                           Monolithic System Technology,
California Limited Partnership, A                   Inc., California corporation

By: /s/ Charles S. McCandless                      By: /s/ Fu-Chieh Hsu
   ------------------------------------------         --------------------------
Charles S. McCandless, as Trustee under the                   (signature)
Charles S. and Jean A. McCandless Inter Vivos
Trust Agreement dated January 25, 1977, a                     Fu-Chieh Hsu
General Partner                                       --------------------------
                                                             (Printed Name)

                                                                President
                                                      --------------------------
                                                                 (Title)

Date:          10-1-96                                Date:       9-26-96
     ----------------------------------------              ---------------------


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